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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  March 8, 2002


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2002, providing for the issuance of Mortgage Pass-Through Certificates, Series 2002-AL1)

                     Structured Asset Securities Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                Delaware              333-82146              74-2440850
               ---------              ---------              ----------
  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        Of Incorporation)            File Number)        Identification No.)


           101 Hudson Street
        Jersey City, New Jersey                                  07302
        -----------------------                                  -----
    (Address of Principal Executive                            (Zip Code)
               Offices)


Registrant's telephone number, including area code: (201) 524-2437

                                    No Change
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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         Item 5.  Other Events

         The Registrant registered issuances of Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82146) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $750,206,295 in aggregate principal amount of Class A1, Class A2, Class A3, Class APO, Class AIO, Class B1, Class B2 and Class B3, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-AL1 on March 8, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 25, 2002, as supplemented by the Prospectus Supplement dated March 4, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2002, between Structured Asset Securities Corporation, as depositor and Wells Fargo Bank Minnesota, National Association, as trustee. The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class APO, Class AIO, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class O. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of loans, including mortgage loans and loans secured by non-real estate collateral and unsecured loans originated by the United States Small Business Administration under its Disaster Assistance Loan Program (the "Assistance Loans") with an aggregate outstanding principal balance of $786,074,310.30 as of February 1, 2002, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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         Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1      Terms Agreement, dated March 4, 2002, between
                  Structured Asset Securities Corporation, as
                  Depositor, and Lehman Brothers Inc., as the
                  Underwriter.

         4.1 Trust Agreement, dated as of February 1, 2002, between Structured Asset Securities Corporation, as Depositor and Wells Fargo Bank Minnesota, National Association, as Trustee.

         99.1 Assistance Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.2 Assistance Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities
                  Corporation, as Purchaser.

         99.3 Servicing Agreement, dated as of February 1, 2002, among Aurora Loan Services Inc., as Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STRUCTURED ASSET SECURITIES
                                                CORPORATION



                                          By: /s/ Ellen V. Kiernan
                                              ---------------------------------
                                                 Name: Ellen V. Kiernan
                                                 Title: Vice President



Dated:  March 8, 2002



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                                  EXHIBIT INDEX



Exhibit No.                    Description                           Page No.
-----------                    -----------                           --------


   1.1        Terms Agreement, dated March 4, 2002, between
              Structured Asset Securities Corporation, as
              Depositor, and Lehman Brothers Inc., as the
              Underwriter.

   4.1 Trust Agreement, dated as of February 1, 2002, between Structured Asset Securities
              Corporation, as Depositor and Wells Fargo Bank
              Minnesota, National Association, as Trustee.

   99.1 Assistance Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman
              Capital, A Division of Lehman Brothers
              Holdings Inc., as Seller, and Structured Asset
              Securities Corporation, as Purchaser.

   99.2 Assistance Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

   99.3 Servicing Agreement, dated as of February 1, 2002, among Aurora Loan Services Inc., as Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.


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